UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Ares Dynamic Credit Allocation Fund, Inc.

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Your Vote Counts! ARES DYNAMIC CREDIT ALLOCATION FUND 2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET You invested in ARES DYNAMIC CREDIT ALLOCATION FUND and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 30, 2024. Vote Virtually at the Meeting* May 30, 2024 11:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/ARDC2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V34333-P07593 Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. ARES DYNAMIC CREDIT ALLOCATION FUND 800 CORPORATE POINTE, SUITE 300 CULVER CITY, CA 90230

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V34334-P07593 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Proposal 1 - To consider and vote upon the election of two Class II directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2027 and until his successor is duly elected and qualifies. Nominees: 01) Seth J. Brufsky, a Class II Director For 02) John J. Shaw, a Class II Director For To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.